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                                                                   Exhibit 10.35


                                WARRANT AGREEMENT

         THIS WARRANT AGREEMENT ("Agreement") dated as of January 20, 2000, between WATERLINK, INC., a Delaware corporation (the "Company"), and CID Equity Partners V, L.P. (the "Warrantholder").

                                R E C I T A L S:
                                 - - - - - - - -

         This Agreement is entered into in connection with the election of John
T. Hackett, a Managing General Partner of the Warrantholder, as a member of the Board of Directors ("the Board") of the Company. Pursuant to the 1997 Non-Employee Director Stock Option Plan of Waterlink, Inc., each new director of the Company is to receive an option to purchase 3,000 shares of the Company's common stock, $.01 par value per share ("Common Stock") on the first day of his term of office. Mr. Hackett has waived this option due to certain governance policies of the Warrantholder, and the Company has agreed, in lieu thereof, to issue to the Warrantholder an equivalent number of warrants to purchase shares of Common Stock at a warrant price equal to the last reported sales price of a share of Common Stock on January 20, 2000 (the date of Mr. Hackett's election).

         NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged and the promises and the mutual agreements set forth herein, the parties hereto agree as follows:

         1. ISSUANCE OF WARRANTS. The Company hereby agrees to issue to the Warrantholder as of the date hereof, warrants (the "Warrants") to purchase, in the aggregate, up to 3,000 shares of Common Stock, subject to the terms and on the conditions set forth in this Agreement. Each Warrant, once issued, will initially entitle the holder thereof to purchase one share of Common Stock for the purchase price set forth in Section 5 below, as adjusted from time to time pursuant to the provisions of Section 10 below.

         2. FORM OF WARRANTS. The text of the Warrants and of the form of election to purchase Common Stock underlying the Warrants (the "Warrant Stock") to be set forth on the reverse thereof shall be substantially as set forth in the warrant certificate (the "Warrant Certificate"), attached as Exhibit A to this Agreement. Each Warrant Certificate shall be executed on behalf of the Company by the President or Vice President of the Company and attested by the Secretary or an Assistant Secretary of the Company. Warrant Certificates shall be dated as of the date of the execution thereof by the Company either upon initial issuance or upon division, exchange, substitution or transfer as may be permitted hereunder, provided that all such issuances of the Warrants shall be deemed effective as of the date hereof.

         3. REGISTRATION. The Warrant Certificates shall be numbered and shall be registered on the books of the Company (the "Warrant Register") as they are issued. The Company shall be entitled to treat the registered holder of any Warrant Certificate on the Warrant Register (the "Holder") as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant Certificate, or the Warrants represented



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thereby, on the part of any other person, and shall not be liable for any registration or transfer of Warrant Certificates which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with knowledge of such facts that the Company's participation therein amounts to bad faith.

         4. TRANSFER OF WARRANT CERTIFICATE. The Warrant Certificate shall be transferable only on the Warrant Register upon delivery of the Warrant Certificate duly endorsed by the Holder or by its duly authorized attorney or representative (with evidence reasonably satisfactory to the Company of such authorization), or accompanied by evidence reasonably satisfactory to the Company of succession, assignment or authority to transfer. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrant Certificates to be transferred on the Warrant Register to any person, unless the Holder of such Warrants shall furnish to the Company evidence satisfactory to the Company of
(i) compliance with the registration provisions of Section 5 of the Securities Act of 1933, as amended (the "Act"), or (ii) the availability of an exemption from compliance with the registration provisions of Section 5 of the Act.

         5. TERM AND WARRANT PRICE. Each outstanding Warrant entitles the registered owner thereof to purchase one (1) share of Warrant Stock prior to the close of business on January 20, 2010 (the tenth (10th) anniversary of the date hereof (the "Expiration Date")) at an initial purchase price per share of Warrant Stock of $3.125 (which is the last reported sales price of a share of Common Stock on January 20, 2000 as reported on The Nasdaq Market), subject to adjustment pursuant to the provisions of Section 10 of this Agreement (the "Warrant Price") and subject to earlier termination as hereinafter provided and to the following:

                  (a) Except as otherwise provided herein, prior to its expiration or termination, the Warrants granted hereunder may be exercised within the following time limitations:

                           (i) After one (1) year from the date hereof, it may
                  be exercised as to not more than twenty-five percent (25%) of the Common Stock originally subject to the Warrants.

                           (ii) After two (2) years from the date hereof, it may
                  be exercised as to not more than an aggregate of fifty percent (50%) of the Common Stock originally subject to the Warrants.

                           (iii) After three (3) years from the date hereof, it
                  may be exercised as to not more than an aggregate of seventy-five percent (75%) of the Common Stock originally subject to the Warrants.

                           (iv) After four (4) years from the date hereof, it
                  may be exercised as to any part or all of the Common Stock originally subject to the Warrants.

                  (b) In the event John T. Hackett ceases to be a member of the Board (other than by reason of death or disability), then (i) the Warrants may be exercised by the Warrantholder



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         (to the extent that the Warrantholder was entitled to do so at the time of the termination of John T. Hackett's directorship) at any time within three (3) months after John T. Hackett ceases to be a member of the Board, but not beyond the Expiration Date and (ii) the portion of the Warrants that may not be exercised pursuant to Section 5 (a) above as of the date John T. Hackett ceases to be a member of the Board shall automatically terminate.

                  (c) If John T. Hackett dies or becomes disabled while he is a member of the Board, or within three (3) months after the date he ceases to be a member of the Board, then (i) the Warrants may be exercised (to the extent the Warrantholder shall have been entitled to do so at the time of John T. Hackett's death or disability), at any time within one (1) year after his death or termination of directorship by reason of disability, but not beyond the Expiration Date and (ii) the portion of the Warrants that may not be exercised pursuant to
         Section 5 (a) above as of the date of John T. Hackett's death or the termination of directorship by reason of disability shall automatically terminate as of such date.

         6. EXERCISE OF WARRANTS.

                  (a) Subject to the provisions of this Agreement, each Holder shall have the right to purchase from the Company (and the Company shall issue and sell to such Holder) the number of fully paid and nonassessable shares of Warrant Stock specified in such Holder's Warrant Certificate(s) (as adjusted from time to time in accordance with the provisions of Section 10 of this Agreement), upon surrender of such Warrant Certificate(s) to the Company or its duly authorized agent, and upon payment to the Company of the Warrant Price, as adjusted in accordance with the provisions of Section 10 of this Agreement, for the number of shares of Warrant Stock in respect of which such Warrants are then exercised. The date of exercise (the "Exercise Date") of any Warrant shall be deemed to be the date of receipt by the Company of the Warrant Certificate duly filled in and signed and accompanied by proper payment as hereinafter provided. Payment of the Warrant Price shall be made as set forth in the Warrant Certificate.

                  (b) Subject to Section 7 of this Agreement, upon such exercise of the Warrants, and payment of the Warrant Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch (but in any event within twenty (20) business days) to or (subject to the provisions of Section 4 of this Agreement) upon the written order of the Holder, a certificate for the number of full shares of Warrant Stock so purchased upon the exercise of such Warrants, together with cash, as provided in Section 10 of this Agreement, in respect of any fraction of a share of such stock otherwise issuable upon such exercise. Except under circumstances described in the following sentence, the shares of Warrant Stock purchased pursuant to the immediately preceding sentence shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the Exercise Date. Notwithstanding the foregoing, if the Company determines, on or after the date of exercise of any Warrant, that issuance of the Warrant Stock represented thereby would violate an applicable order, law, rule, or regulation, including federal or state securities laws, the Company shall so notify immediately the exercising Holder and shall in good faith, and



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         as expeditiously as possible, endeavor to issue the Warrant Stock without such violation. The right of purchase represented by the Warrants shall be exercisable, at the election of the Holder thereof, either in full or from time to time in part and, in the event that any Warrant is exercised in respect of less than all of the shares of Warrant Stock purchasable on such exercise at any time prior to the Expiration Date, a new Warrant Certificate evidencing the remaining Warrants shall be issued.

         7. PAYMENT OF TAXES. The Company shall pay all documentary stamp taxes, if any, attributable to the initial issuance of Warrant Stock upon the exercise of Warrants PROVIDED, HOWEVER, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any permitted transfer involved in the issue or delivery of any Warrant Certificates or Warrant Stock in a name other than that of the registered Holder of such Warrants.

         8. MUTILATED OR MISSING WARRANTS. Upon (i) receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of a Warrant Certificate, (ii) if requested by the Company, the posting of a bond in an amount equal to the value of the lost, stolen or destroyed Warrant Certificate, (iii) reimbursement to the Company of all reasonable expenses incident thereto, and (iv) surrender and cancellation of such Warrant Certificate, if mutilated, the Company will make and deliver in lieu of such Warrant Certificate a new Warrant Certificate of like tenor and representing an equivalent right or interest. The term "outstanding" when used herein with reference to the Warrant Certificate as of any particular time shall not include any Warrant Certificate in lieu of which a new Warrant Certificate has been made and delivered by the Company in accordance with the provisions hereof.

         9. RESERVATION OF WARRANT STOCK.

                  (a) The Company represents that there has been reserved out of the authorized and unissued shares of Common Stock, a number of shares sufficient to provide for the exercise of the right of purchase represented by the Warrant Certificates as initially issued, and the Company, which currently acts as the transfer agent for its Common Stock ("Transfer Agent") and every subsequent Transfer Agent for any shares of the Company's capital stock issuable upon the exercise of any of the Warrants are hereby irrevocably authorized and directed at all times until the Expiration Date or earlier termination of this Agreement to reserve such number of authorized and unissued shares of Common Stock as shall be required for such purpose. The Company will keep a copy of this Agreement on file with every subsequent Transfer Agent for any shares of the Company's capital stock issuable upon the exercise of the Warrants. The Company will supply any such subsequent Transfer Agent with duly executed stock certificates for issuance on exercise of Warrants and will itself provide or make available any cash which may be required by Section 10 of this Agreement. All Warrant Certificates surrendered in the exercise of the rights thereby evidenced shall be canceled.

                  (b) The Company covenants that it shall endeavor to comply with all securities laws regulating the offer and delivery of shares of Common Stock upon exercise of the Warrants; and that if any shares of Common Stock required to be reserved for purposes of



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         exercising the Warrants hereunder require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon exercise of the Warrants, the Company shall, in good faith and as expeditiously as possible, endeavor to secure such registration or approval, as the case may be. The Company covenants that all shares of Common Stock which shall be issued upon exercise of the Warrants shall upon issue and payment therefor be validly issued, fully paid and nonassessable.

         10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of changes in all of the outstanding shares of Common Stock by reason of stock dividends, stock splits, reclassifications, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations or liquidations, or similar events, or in the event of extraordinary cash or non-cash dividends being declared with respect to the Common Stock, or similar transactions or events, the number and class of Common Stock subject to this Warrant Agreement, applicable purchase prices and all other applicable provisions, shall, be equitably adjusted by the Board (which adjustments may, but need not, include payment to the holder of a Warrant, in cash or in shares, in an amount equal to the difference between the price at which such Warrant may be exercised and the then current fair market value of the Common Stock subject to such Warrant as equitably determined by the Board). The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Board, in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to a Warrant.

         11. CHANGE IN CONTROL. Nothwithstanding anything to the contrary herein, in the case of a Change in Control of the Company, each Warrant granted hereunder shall terminate ninety (90) days after the occurrence of such Change in Control, and the Warrantholder shall have the right, commencing at least five
(5) days prior to such Change in Control and subject to any other limitation on exercise of a Warrant in effect on the date of exercise, to immediately exercise any Warrant in full, without regard to any limitations set forth in Section 5
(a) above, to the extent it shall not have been previously exercised. "Change in Control" of the Company means (i) the acquisition of beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended directly or indirectly, by any "person" (as such term is used in Sections 13 (d) and 14 (d) of the Exchange Act), other than the Company, of securities of the Company representing a majority or more of the combined voting power of the Company's then outstanding securities, (ii) the failure, for any reason, of the individuals who presently constitute the Board (the "Incumbent Board") to constitute at least a majority thereof, provided that any director whose election has been approved in advance by directors representing at least two-thirds (2/3) of the directors comprising the Incumbent Board shall be considered, for these purposes, as though such director were a member of the Incumbent Board, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least a majority of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, and such merger or consolidation occurs; or (iv) the stockholders of the Company approve a plan of complete liquidation




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of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

         12. CERTIFICATES TO BEAR LEGENDS. The Warrant Certificates and certificates representing shares of Warrant Stock shall be subject to a stop-transfer order and each such certificate shall bear the following legends by which each Holder shall be found:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. THESE SECURITIES HAVE BEEN ISSUED UNDER AND ARE GOVERNED BY AND ARE SUBJECT TO THAT CERTAIN WARRANT AGREEMENT DATED AS OF JANUARY 20, 2000 (THE WARRANT AGREEMENT). A COPY OF THE WARRANT AGREEMENT CAN BE OBTAINED FROM THE SECRETARY OF THE COMPANY.

         13. NO RIGHTS AS STOCKHOLDERS; NOTICES TO HOLDERS; UNISSUED WARRANTS. Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed conferring upon the Holders or their transferees the right to vote or to receive dividends or to consent to or receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or on any other matter, or any rights whatsoever as stockholders of the Company. Warrants as to which the conditions precedent to issuance are not satisfied shall be void and of no effect, and no Purchaser or other party shall have any rights with respect thereto.

         14. INVESTMENT INTENT. The Warrants to be purchased pursuant to this Agreement are being purchased for each Purchaser's own account and with no intention of distributing or reselling the Warrants. The Holder understands that neither the Warrants nor the Common Stock have been registered under the Act or any applicable state securities laws and that neither the Warrants nor the Common Stock can be sold, transferred or otherwise disposed of without registration under the Act and applicable state securities laws, unless it has been established to the satisfaction of the Company that they may be sold, transferred or otherwise disposed of without such registration.

         15. NOTICES. Any notice pursuant to this Agreement to be given or made by the Holder of any Warrant Certificate to or on the Company shall be sufficiently given or made if delivered personally or sent by telecopier or by certified mail, addressed to the Chief Financial Officer of the Company at the Company's principal executive offices at 4100 Holiday Street, N.W., Suite 201, Canton, Ohio 44718 (unless notice has been given of a change of such address), and shall be effective three (3) days after having been mailed or upon receipt if delivered personally or sent by telecopier, with receipt confirmed by the office of the President. Notices or demands authorized by this Agreement to be given or made to the Holder of any Warrant Certificate shall be sufficiently given or made if delivered personally or sent by certified mail or by telecopier, addressed to such



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Holder at the address of such Holder as shown on the Warrant Register, and shall be effective three (3) days after having been mailed or upon receipt if delivered personally or sent by telecopier, with receipt confirmed.

         16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

         17. SUPPLEMENTS, AMENDMENTS AND WAIVERS. Any supplement or amendment to, or any waiver of any provision of, this Agreement shall be effective when consented to in writing by the Holders of a majority of the Warrants then outstanding (determined as though there were one Warrant for each share of Common Stock issuable on the exercise of the then outstanding Warrants) and by the Company.

         18. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Holders shall bind and inure to the benefit of their respective successors and assigns hereunder.

         19. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day, month and year first above written.

                                           WATERLINK, INC.


                                           By: /s/ T. Scott King
                                              ----------------------------------
                                           Its: President
                                                --------------------------------

                                           CID EQUITY PARTNERS V, L.P.

                                           By: /s/ John T. Hackett
                                              ----------------------------------
                                           Its: Managing General Partner
                                                --------------------------------




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                                    EXHIBIT A

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THESE SECURITIES HAVE BEEN ISSUED UNDER AND ARE GOVERNED BY AND ARE SUBJECT TO THAT CERTAIN WARRANT AGREEMENT DATED AS OF JANUARY 20, 2000 (THE "WARRANT AGREEMENT"). A COPY OF THE WARRANT AGREEMENT CAN BE OBTAINED FROM THE SECRETARY OF THE COMPANY.

                       WARRANT TO PURCHASE COMMON STOCK OF
                                 WATERLINK, INC.
                              WARRANT NO. H-_______

         This certifies that, for value received, ____________________, or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from WATERLINK, INC., a Delaware corporation (the "Company"), ______________ shares (the "Shares") (subject to adjustment as provided in Section 9 of the Warrant Agreement) of fully paid and nonassessable common stock, $.01 par value per share, of the Company (the "Common Stock"), at the purchase price of $3.125 per share (the "Purchase Price"), at any time (subject to the restrictions set forth in the Warrant Agreement)or from time to time up until 5:00 P.M. Cleveland, Ohio time on January 20, 2010, subject to earlier termination as provided in the Warrant Agreement.

         1. EXERCISE PROVISIONS.

                  (a) MANNER OF EXERCISE. This Warrant may be exercised by the holder of this Warrant surrendering to the Company at its principal office at 4100 Holiday Street, N.W., Suite 201, Canton, Ohio 44718, or such other address as to which the Company may hereafter give notice to the holder, this Warrant, together with the exercise form attached to this Warrant duly executed by the holder together with payment to the Company in the amount obtained by multiplying the Purchase Price by the number of shares of Common Stock designated in the exercise form. Payment may be in cash or by cashier's or certified bank check payable to the order of the Company.

                  (b) PARTIAL EXERCISE. On any partial exercise, the Company shall promptly issue and deliver to the holder of this Warrant a new Warrant or Warrants of like tenor in the name of that holder providing for the right to purchase that number of shares of Common Stock as to which this Warrant has not been exercised.




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         2. DELIVERY OF STOCK CERTIFICATES. Within a reasonable time after full or partial exercise of this Warrant, the Company at its expense will cause to be issued in the name of and delivered to the holder of this Warrant in accordance with the requirements of the Warrant Agreement, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which that holder shall be entitled upon such exercise.

         3. COMPLIANCE WITH SECURITIES ACT; DISPOSITION OF WARRANT OR SHARES OF COMMON STOCK. The holder of this Warrant, by acceptance hereof, agrees that this Warrant and the Shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that the holder will not offer, sell or otherwise dispose of this Warrant or any Shares of Common Stock to be issued upon exercise hereof, except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act") nor violate the terms of the Warrant Agreement. In addition, any permitted Warrant transferee will be required to agree to the provisions of this Section 3. The provisions of this Section 3 shall not apply to any shares of Common Stock, the issuance or resale of which is registered under the Act.

         4. MISCELLANEOUS PROVISIONS.

                  (a) RESERVATION OF STOCK. The Company covenants that it will at all times reserve and keep available, solely for issuance upon exercise of this Warrant, all shares of Common Stock or other securities from time to time issuable upon exercise of this Warrant.

                  (b) MODIFICATION. This Warrant and any of its terms may be changed, waived, or terminated only by a written instrument signed by the party against whom enforcement of that change, waiver or termination is sought.

                  (c) REPLACEMENT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and subject to the requirements of the Warrant Agreement, the Company will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

                  (d) WARRANT AGENT. The Company may, on written notice to the holder of this Warrant, appoint an agent having an office in Cleveland, Ohio, for the purposes of issuing Common Stock upon the exercise of this Warrant and of replacing or exchanging this Warrant, and after that appointment any such issuance, replacement, or exchange shall be made at that office by that agent.

                  (e) NO RIGHTS AS STOCKHOLDER. No holder of this Warrant, as such, shall, solely by holding this Warrant, be entitled to vote or receive dividends or be considered a stockholder of the Company for any purpose, nor shall anything in this Warrant be construed to confer on any holder of this Warrant as such, any rights of a stockholder of the Company or any right to vote, to give or withhold consent to any corporate action, to receive notice of meeting of stockholders, to receive dividends or subscription rights or otherwise.




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                  (f) ANTI-DILUTION RIGHTS. The holder hereof shall have certain anti-dilution protection as to the Shares of Common Stock to be issued upon exercise as specifically set forth in the Warrant Agreement which may result in the adjustment from time to time of the Purchase Price and/or the number of shares of Common Stock issuable upon the exercise hereof.

                  (g) NOTICES. Notices hereunder to the holder of this Warrant shall be sent as provided in the Warrant Agreement.


Dated as of January 20, 2000                    WATERLINK, INC.


                                                By:____________________________







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                                FORM OF EXERCISE
                                ----------------

                  (To be signed only upon exercise of Warrant)


To:      WATERLINK, INC.


         The undersigned holder of the attached Warrant hereby irrevocably elects to exercise the right to purchase _______________ shares of Common Stock of WATERLINK, INC., and herewith makes payment of $___________________ for those shares, and requests that the certificate for those shares be issued in the name of the undersigned and delivered to the address below the signature of the undersigned. The undersigned hereby affirms the statements and covenants all as set forth in Section 3 of the Warrant.

Dated:_______________, _____

                                            (Signature must conform in all
                                            respects to name of holder as
                                            specified on the face of the
                                            attached Warrant)


                                            ____________________________________
                                            Signature

                                            ____________________________________
                                            Address

                                            ____________________________________